UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                October 22, 2007
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

            Nevada                    000-52319                  20-5086877
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


            115 West 7th Street, Suite 1415, Fort Worth, Texas 76102
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               (Address of principal executive offices) (Zip Code)

                                  817-980-8079
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.01         Completion of Acquisition or Disposition of Assets

         On October 17, 2007, the Company completed the acquisition of all of the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc. and Barnett Holding, LLC located in Lago Vista, Texas in consideration of the payment of $6,000,000.00 payable in shares of restricted common stock of the Company valued at $0.75 per share for a total of 8,000,000 shares.

         The acquisition consist of oil and gas working interests and overriding royalty interests in over 80 wells primarily in North Central Texas (Denton, Wise, Hood, Parker, Jack, Hill and Tarrant Counties) and producing out of the Barnett Shale. The acquisition also includes interests in gathering systems, undeveloped leases, vehicles and office furniture.

Item 5.01         Changes of Control of Registrant

         On October 17, 2007, (the "Closing Date"), pursuant to the terms of an asset purchase agreement, Exterra Energy, Inc. (hereinafter referred to as "Registrant"), purchased the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc., and Barnett Holding, LLC (hereinafter referred to as "Seller"). The purchase price of the Assets was $6,000,000.00 U.S. which was payable in form of "common shares" of the Buyer at a deemed price of $0.75 per share for a total of 8,000,000 shares.

         Ray Ledesma is a principal owner of Seller and is a shareholder and director of the Registrant. Prior to the purchase Mr. Ledesma owned 112,500 shares of Registrant stock which represented 0.94% of the shares of outstanding common stock of the Registrant. Subsequent to the purchase Ray Ledesma was the direct or indirect owner of 8,112,500 shares of Registrant stock which represents 40.62% of the shares of outstanding common stock of the Registrant.

         Control of the Registrant was previously held by Ronald P. Erickson who owned an aggregate of 34% of the Registrant's issued and outstanding shares prior to the issuance of the 8,000,000 shares. Mr. Erickson's shares (4,075,000) now equal 20.40% of the shares of outstanding common stock of the Registrant.


Item 8.01         Other Events.

         Effective November 1, 2007, the Company will move its corporate offices to 7804 Bronco Lane, Suite 100, Lago Vista, Texas 78645. The Company's new telephone number is 512-267-6005 and its fax number is 512-267-4459.

Item 9.01         Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

         Financial Statements are required to be filed pursuant to rule 3.05 of Regulation S-X and will be filed by amendment not later than the time allowed by
Item 9.01 (a)(4).

         (b)      Pro Forma Financial Information

         Pro forma financial information is required pursuant to Article 11 of Regulation S-X and will be filed by amendment not later than the time allowed by
Item 9.01(b)(2).


         Exhibit No. 10.3     Amended Agreement of Purchase and Sale of
                              Star of Texas Energy Services, Inc. and
                              Star of Texas Minerals Resources LLC


                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EXTERRA ENERGY INC.,


                                        /s/ Gordon C. McDougall
                                        GORDON C. MCDOUGALL
                                        President

                                        Dated:   October 22, 2007